Subsequent Events	9 Months Ended
Dec. 31, 2024
Disclosure Of Nonadjusting Events After Reporting Period Abstract
Subsequent Events [Text Block]

21.  Subsequent Events

Subsequent to the end of the quarter GreenPower entered into a lease for a 72,056 square foot property in Riverside, CA where it intends to consolidate its California operations. The lease has a commencement date of January 1, 2025, a termination date of December 31, 2029, and monthly lease payments of $50,439 commencing on May 1, 2025, with annual increases to the monthly lease rate effective January of each year between 2026 and 2029 such that lease rates over the term will range from $50,439 to $56,204.

Subsequent to the end of the quarter, on February 5, 2025, the Company received loans of $150,000 from Koko Financial Services Inc. ("Koko"), and CAD$50,0000 from FWP Acquisition Corp. ("FWP Acquisition"). Both Koko, a shareholder of the Company, and FWP Acquisition, are companies that are beneficially owned by the CEO and Chairman of GreenPower. In addition, on February 5, 2025, the Company received a loan of $100,000 from Brendan Riley, an executive officer and director of the Company. The terms of the loans have not been determined as of the date of this report (Note 16).

Subsequent to the end of the quarter, between January 1, 2025 and February 11, 2025, 300,355 stock options exercisable at a weighted average exercise price of CAD$3.55 per share were forfeited (Note 13).